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                                                                 EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 6, 1998, appearing on page F-1 of OroAmerica, Inc.'s Annual Report on Form 10-K for the year ended January 30, 1998.




PRICE WATERHOUSE LLP


Los Angeles, California
April 29, 1998